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                                                                   EXHIBIT 10.16

                               KANEB SERVICES LLC
                               401(k) SAVINGS PLAN


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                     KANEB SERVICES LLC 401(k) SAVINGS PLAN


         THIS AGREEMENT adopted by Kaneb Services LLC, a Delaware limited liability company (the "Sponsor"),


                                   WITNESSETH:


         WHEREAS, the Sponsor desires to establish a profit sharing retirement plan that is intended to satisfy the requirements of sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, the Sponsor hereby adopts the Plan, the terms of which are set forth below.



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                                TABLE OF CONTENTS


                                                                                                           SECTION
ARTICLE I - DEFINITIONS

         Account............................................................................................. 1.01
         Affiliated Employer................................................................................. 1.02
         Annual Compensation................................................................................. 1.03
         Beneficiary or Beneficiaries........................................................................ 1.04
         Benefit Commencement Date........................................................................... 1.05
         Board............................................................................................... 1.06
         Code................................................................................................ 1.07
         Committee........................................................................................... 1.08
         Computation Period.................................................................................. 1.09
         Considered Compensation............................................................................. 1.10
         Contribution........................................................................................ 1.11
         Direct Rollover..................................................................................... 1.12
         Disability.......................................................................................... 1.13
         Distributee......................................................................................... 1.14
         Eligible Retirement Plan............................................................................ 1.15
         Eligible Rollover Distribution...................................................................... 1.16
         Eligibility Service................................................................................. 1.17
         Employee............................................................................................ 1.18
         Employer or Employers............................................................................... 1.19
         Entry Date.......................................................................................... 1.20
         ERISA............................................................................................... 1.21
         Five Percent Owner.................................................................................. 1.22
         Forfeitable Interest................................................................................ 1.23
         Highly Compensated Employee......................................................................... 1.24
         Hour of Employment.................................................................................. 1.25
         Hour of Service..................................................................................... 1.26
         Leased Employee..................................................................................... 1.27
         Mandatory Cashout Amount............................................................................ 1.28
         Matched Salary Deferral Contribution................................................................ 1.29
         Maternity or Paternity Absence...................................................................... 1.30
         Member.............................................................................................. 1.31
         Nonforfeitable Interest............................................................................. 1.32
         Non-Highly Compensated Employee..................................................................... 1.33
         Normal Retirement Age............................................................................... 1.34
         Period of Service................................................................................... 1.35
         Period of Severance................................................................................. 1.36
         Plan................................................................................................ 1.37
         Plan Year........................................................................................... 1.38
         Qualified Domestic Relations Order.................................................................. 1.39
         Regulation.......................................................................................... 1.40


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
         Required Beginning Date............................................................................. 1.41
         Rollover Contribution............................................................................... 1.42
         Separation From Service............................................................................. 1.43
         Severance From Service Date......................................................................... 1.44
         Servers Service..................................................................................... 1.45
         Sponsor............................................................................................. 1.46
         Spouse.............................................................................................. 1.47
         Top-Paid Group...................................................................................... 1.48
         Top-Paid Group Determination Year................................................................... 1.49
         Trust............................................................................................... 1.50
         Trustee............................................................................................. 1.51
         Valuation Date...................................................................................... 1.52
         Vesting Service..................................................................................... 1.53

ARTICLE II - ELIGIBILITY

         Eligibility Requirements............................................................................ 2.01
         Early Participation for Salary Deferral Contribution and Rollover Purposes.......................... 2.02
         Eligibility Upon Reemployment....................................................................... 2.03
         Cessation of Participation.......................................................................... 2.04
         Recommencement of Participation..................................................................... 2.05

ARTICLE III - CONTRIBUTIONS

         Salary Deferral Contributions....................................................................... 3.01
         Matching Contributions.............................................................................. 3.02
         Supplemental Contributions.......................................................................... 3.03
         Rollover Contributions and Plan-to-Plan Transfers................................................... 3.04
         QNECS - Extraordinary Employer Contributions........................................................ 3.05
         Restoration Contributions........................................................................... 3.06
         Restorative Payments................................................................................ 3.07
         Nondeductible Contributions Not Required............................................................ 3.08
         Deadline for Payment of Employer Contributions...................................................... 3.09
         Return of Contributions for Mistake,
               Disqualification or Disallowance of Deduction................................................. 3.10

ARTICLE IV - ALLOCATION AND VALUATION OF ACCOUNTS

         Information Statements from Employer................................................................ 4.01
         Allocation of Salary Deferral Contribution.......................................................... 4.02
         Allocation of Matching Contribution................................................................. 4.03
         Allocation of Supplemental Contribution............................................................. 4.04
         Allocation of QNEC.................................................................................. 4.05
         Valuation of Accounts............................................................................... 4.06
         No Rights Unless Otherwise Prescribed............................................................... 4.07

ARTICLE V - BENEFITS

         Benefit Upon Separation From Service................................................................ 5.01

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
         Distribution Method Available....................................................................... 5.02
         Direct Rollover Option.............................................................................. 5.03
         Time of Distribution................................................................................ 5.04
         Consent to Distribution Upon Separation From Service................................................ 5.05
         Information Provided to Members..................................................................... 5.06
         Immediate Payment of Small Benefit.................................................................. 5.07
         Designation of Beneficiary.......................................................................... 5.08
         Distribution for Incapacitated Person or a Minor.................................................... 5.09
         Distribution Pursuant to Qualified Domestic Relations Order......................................... 5.10
         Claims Procedure.................................................................................... 5.11

ARTICLE VI - IN-SERVICE DISTRIBUTIONS AND LOANS

         In-Service Financial Hardship Distributions......................................................... 6.01
         In-Service Age 59 1/2 Distributions................................................................. 6.02
         Loans .............................................................................................. 6.03

ARTICLE VII - VESTING


ARTICLE VIII - ELIGIBILITY SERVICE AND VESTING SERVICE

         Eligibility Service................................................................................. 8.01
         Vesting Service..................................................................................... 8.02
         Disregard of Certain Service........................................................................ 8.03
         Special Rules for Maternity or Paternity Absences................................................... 8.04
         Definition of Hour of Employment.................................................................... 8.05
         Service Credit Required by Federal Law.............................................................. 8.06
         Employment Records Conclusive....................................................................... 8.07

ARTICLE IX - FORFEITURES AND RESTORATIONS

         Forfeiture on Termination of Participation.......................................................... 9.01
         Restoration of Forfeited Amounts.................................................................... 9.02
         Forfeitures by Lost Members or Beneficiaries........................................................ 9.03
         Application of Forfeitures.......................................................................... 9.04

ARTICLE X - INVESTMENT ELECTIONS

         Investment Funds Established....................................................................... 10.01
         Election Procedures Established.................................................................... 10.02

ARTICLE XI - ADOPTION OF PLAN BY OTHER EMPLOYERS

         Adoption Procedure................................................................................. 11.01
         No Joint Venture Implied........................................................................... 11.02
         All Trust Assets Available to Pay All Benefits..................................................... 11.03
         Qualification a Condition Precedent to Adoption and Continued Participation........................ 11.04


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
ARTICLE XII - AMENDMENT AND TERMINATION

         Right to Amend and Limitations Thereon............................................................. 12.01
         Mandatory Amendments............................................................................... 12.02
         Withdrawal of Employer Upon its Rejection of an Amendment.......................................... 12.03
         Termination of Participation in the Plan........................................................... 12.04
         Termination of Plan................................................................................ 12.05
         Partial or Complete Termination or Complete Discontinuance of Contributions........................ 12.06

ARTICLE XIII - MISCELLANEOUS

         Plan Not an Employment Contract.................................................................... 13.01
         Benefits Provided Solely from Trust................................................................ 13.02
         Assignments Prohibited............................................................................. 13.03
         Requirements Upon Merger or Consolidation of Plans................................................. 13.04
         Gender of Words Used............................................................................... 13.05
         Severability....................................................................................... 13.06
         Reemployed Veterans................................................................................ 13.07
         Limitations on Legal Actions....................................................................... 13.08
         Governing Law...................................................................................... 13.09

         APPENDIX A - LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

         APPENDIX B - TOP-HEAVY REQUIREMENTS

         APPENDIX C - ADMINISTRATION OF THE PLAN

         APPENDIX D - FUNDING



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                                   ARTICLE I

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

         1.01 "ACCOUNT" means all ledger accounts pertaining to a Member which are maintained by the Committee to reflect the Member's interest in the Trust. The Committee shall establish the following accounts and any additional accounts that the Committee considers necessary to reflect the entire interest of the Member in the Trust. Each of the accounts listed below and any additional accounts established by the Committee shall reflect the Contributions made to the Trust on behalf of a Member and the appreciation or depreciation of the assets in the Trust and the income earned or loss incurred on the assets in the Trust attributable to the Contributions and/or other amounts transferred to the account.

                  (a) Salary Deferral Contribution Account - the Member's before-tax contributions, if any, made pursuant to Section 3.01.

                  (b) Matching Contribution Account - the Employer's matching contributions, if any, made pursuant to Section 3.02.

                  (c) Supplemental Contribution Account - the Employer's contributions, if any, made pursuant to Section 3.03.

                  (d) Rollover Account - funds rolled over or transferred from another qualified plan or individual retirement account for the benefit of a Member.

                  (e) QNEC Account - the Employer's contributions, known as "qualified nonelective employer contributions", made as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

         1.02 "AFFILIATED EMPLOYER" means the Employer and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) with the Employer, or which is required to be aggregated with the Employer under section 414(o) of the Code. For purposes of the limitation on allocations contained in Appendix A, the definition of Affiliated Employer is modified by substituting the phrase "more than 50 percent" in place of the phrase "at least 80 percent" each place the latter phrase appears in section 1563(a)(1) of the Code.

         1.03 "ANNUAL COMPENSATION" means the Employee's wages from the Affiliated Employers as defined in section 3401(a) of the Code for purposes of federal income tax withholding at the source (but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed)


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modified by including elective contributions under a cafeteria plan described in section 125 of the Code and elective contributions to any plan qualified under section 401(k), 408(k), or 403(b) of the Code. Except for purposes of Section
A.4.1 of Appendix A of the Plan, Annual Compensation in excess of $150,000.00
(as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan
Year is ever less than twelve months, the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         1.04 "BENEFICIARY" OR "BENEFICIARIES" means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Member's estate, designated by the Member to receive the benefits payable under the Plan upon his death.

         1.05 "BENEFIT COMMENCEMENT DATE" means (1) if the Member does not elect to defer receipt of his distribution, the date of the Member's Separation From Service or (2) if the Member elects to defer receipt of his distribution, the earlier of the date on which the Member requests to receive a distribution or the date on which a distribution may be made without his consent under Section 5.05.

         1.06 "BOARD" means the board of directors of the Sponsor.

         1.07 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.08 "COMMITTEE" means the committee described in Appendix C that is responsible for the day-to-day administration of the Plan.

         1.09 "COMPUTATION PERIOD" shall have the meaning specified in Section 8.01.

         1.10 "CONSIDERED COMPENSATION" means as to each Employee, that Employee's Annual Compensation modified by excluding the following items (even if includable in gross income): awards, tax gross-up payments, reimbursements or other expense allowances (such as the payment of moving expenses or automobile mileage reimbursements), cash and noncash fringe benefits, deferred compensation other than Salary Deferral Contributions (such as options) and welfare benefits (such as severance pay). If an Employee is a Highly Compensated Employee, bonuses paid to him will not be Considered Compensation. Compensation paid to an Employee during any period in which the Employee does not satisfy the eligibility requirements of Section 2.01 will not be Considered Compensation. Considered Compensation in excess of $150,000.00 (as adjusted by the Secretary of Treasury) will be disregarded. If the Plan Year is ever less than twelve months, the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

         1.11 "CONTRIBUTION" means the total amount of contributions made under the terms of the Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

                  (a) Salary Deferral Contribution - a contribution made by the Employer pursuant to the Employee's salary deferral agreement.


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                  (b) Matching Contribution - a contribution made by the
         Employer pursuant to Section 3.02.

                  (c) Supplemental Contribution - a contribution made by the Employer pursuant to Section 3.03.

                  (d) Rollover Contribution - a contribution made by a Member pursuant to Section 3.04.

                  (e) QNEC - an extraordinary contribution, known as a "qualified nonelective employer contribution", made by the Employer pursuant to Section 3.05 as a means of passing the actual deferral percentage test of section 401(k) of the Code or the actual contribution percentage test of section 401(m) of the Code.

         1.12 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.13 "DISABILITY" means a physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, will permanently prevent the Employee from satisfactorily performing his usual duties for his Employer or the duties of such other position or job for which the Employee is qualified by reason of his training, education or experience, and which (1) was not incurred while the Employee was engaged in a felonious criminal enterprise, and (2) did not result from alcoholism, addiction to narcotics or a self-inflicted injury.

         1.14 "DISTRIBUTEE" means the Member, the Member's surviving Spouse, the Member's Spouse, or the Member's former Spouse who is an alternate payee under a Qualified Domestic Relations Order.

         1.15 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Distributee who is the Member's surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.16 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and, (d) any financial hardship distribution described in section 401(k)(2) of the Code from a Member's Salary Deferral Contribution Account or from the


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Member's QNEC Account (to the extent that QNECs were treated as Section 401(k)
Contributions under Appendix A).

         1.17 "ELIGIBILITY SERVICE" means service for which an Employee is entitled to receive credit under Article VIII for purposes of initial eligibility to participate in the Plan.

         1.18 "EMPLOYEE" means, except as otherwise specified in this Section, all common law employees of an Affiliated Employer and all Leased Employees.

         1.19 "EMPLOYER" OR "EMPLOYERS" means the Sponsor and any other business organization that adopts the Plan with the consent of the Sponsor.

         1.20 "ENTRY DATE" means for purposes of eligibility to make or receive allocations of Contributions other than Salary Deferral Contributions and Rollover Contributions, the first day of the calendar quarter (January 1, April 1, July 1, and October 1) that coincides with or next follows the date that the Employee is employed in an eligible classification (determined under Article II) and has completed one year of Eligibility Service. "Entry Date" means, for purposes of eligibility to make Salary Deferral Contributions and Rollover Contributions, the first day of the month next following (not coincident with) the date that the Employee is employed in an eligible classification (determined under Article II) and has completed an Hour of Employment.

         1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.22 "FIVE PERCENT OWNER" means a person who is a five percent owner as defined in section 416(i) of the Code.

         1.23 "FORFEITABLE INTEREST" means a Member's forfeitable interest in his Account balance determined under Article VIII.

         1.24 "HIGHLY COMPENSATED EMPLOYEE" means an Employee of an Affiliated Employer who, (a) during either the calendar year for which a determination of an Employee's status as a Highly Compensated Employee or a Non-Highly Compensated Employee is being made, or the preceding calendar year, was at any time a Five Percent Owner or (b) during the Top-Paid Group Determination Year had Annual Compensation from the Affiliated Employers in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) and was in the Top-Paid Group for such Top-Paid Group Determination Year. A former Employee shall be treated as a Highly Compensated Employee if (1) he was a Highly Compensated Employee when he incurred a Separation From Service, or (2) he was a Highly Compensated Employee at any time after attaining age 55.

         1.25 "HOUR OF EMPLOYMENT" shall have the meaning specified in Section 8.05.

         1.26 "HOUR OF SERVICE" means each hour that an Employee is paid or entitled to payment by an Affiliated Employer for the performance of duties.

         1.27 "LEASED EMPLOYEE" means any person who (a) is not a common law employee of an Affiliated Employer, (b) pursuant to an agreement between an Affiliated Employer and any


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other person, has performed services for an Affiliated Employer (or for an
Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and (c) performs the services under primary direction or control by the recipient.

         1.28 "MANDATORY CASHOUT AMOUNT" means the dollar amount specified in section 411(a)(11) of the Code as it may be amended from time to time.

         1.29 "MATCHED SALARY DEFERRAL CONTRIBUTION" means that portion of a Member's Salary Deferral Contribution that does not exceed six percent of the Member's Considered Compensation for the Plan Year.

         1.30 "MATERNITY OR PATERNITY ABSENCE" means a period in which an Employee is absent from work (a) by reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (d) for purposes of caring for such child for a period immediately following such birth or placement for adoption.

         1.31 "MEMBER" means an Employee or a former Employee who has an Account balance under the Plan.

         1.32 "NONFORFEITABLE INTEREST" means a Member's nonforfeitable interest in his Account balance determined under Article VII, Section 12.05, Appendix B and other applicable provisions of the Plan.

         1.33 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

         1.34 "NORMAL RETIREMENT AGE" means age 65.

         1.35 "PERIOD OF SERVICE" means a period of service for an Affiliated Employer which commences on the day on which an Employee performs his initial Hour of Service or performs his initial Hour of Service after he Severs Service, whichever is applicable, and ends on the date the Employee subsequently Severs Service.

         1.36 "PERIOD OF SEVERANCE" means the period of time which commences on the Employee's Severance from Service Date and ends on the date the Employee subsequently performs an Hour of Service.

         1.37 "PLAN" means the Kaneb Services LLC 401(k) Savings Plan, as amended from time to time.

         1.38 "PLAN YEAR" means the calendar year.

         1.39 "QUALIFIED DOMESTIC RELATIONS ORDER" means an order which the Committee determines is a qualified domestic relations order as defined in section 414(p) of the Code.


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         1.40 "REGULATION" means the Department of Treasury regulation specified, as it may be changed from time to time.

         1.41 "REQUIRED BEGINNING DATE" means:

                  (a) in the case of an individual who is not a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the later of (1) the calendar year in which the individual attains age 70 1/2, or (2) the calendar year in which the individual incurs a Separation From Service; and

                  (b) in the case of an individual who is a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the year in which he attains age 70 1/2.

         1.42 "ROLLOVER CONTRIBUTION" means the amount contributed by a Member of the Plan which consists of any part of an Eligible Rollover Distribution from a qualified employee trust described in section 401(a) of the Code.

         1.43 "SEPARATION FROM SERVICE" means an individual's termination of employment with an Affiliated Employer without commencing or continuing employment with (a) any other Affiliated Employer or (b) any other entity under such circumstances that, under Regulations and Internal Revenue Service rulings, the individual is not deemed to have incurred a Separation From Service within the meaning of section 401(k)(2) of the Code.

         1.44 "SEVERANCE FROM SERVICE DATE" means the earlier of the date of the Employee's Separation From Service, or the first anniversary of the date on which the Employee is absent from service (with or without pay) for any reason other than his Separation From Service or a Maternity or Paternity Absence, such as vacation, holiday, sickness, or a leave of absence other than a Maternity or Paternity Absence. The Severance From Service Date of an Employee who is absent beyond the first anniversary of his first day of absence by reason of a Maternity or Paternity Absence is the second anniversary of the first day of the absence.

         1.45 "SEVERS SERVICE" means the occurrence of a Member's Severance From Service Date.

         1.46 "SPONSOR" means Kaneb Services LLC, a Delaware limited liability company.

         1.47 "SPOUSE" means the person to whom the Member is married under applicable local law. In addition, to the extent provided in a Qualified Domestic Relations Order, a surviving former spouse of a Member will be treated as the Spouse of the Member and to the same extent any current spouse of the Member will not be treated as a Spouse of the Member.

         1.48 "TOP-PAID GROUP" means an Employee who, for the Top-Paid Group Determination Year in question, is in the group consisting of the top 20 percent of the Employees when ranked on the basis of Annual Compensation paid for the Top-Paid Group Determination Year. For purposes of determining the number of Employees in the Top-Paid Group, the following shall be excluded: (1) an Employee who has not been an employee for at least six


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months by the end of the Top-Paid Group Determination Year (2) an Employee who
normally works less than 17 1/2 hours per week for Affiliated Employers (disregarding any weeks during which the Employee performed no services for Affiliated Employers), (3) an Employee who normally works for Affiliated Employers not more than six months during a calendar year (determined by disregarding the Top-Paid Group Determination Year, and by treating the individual as having worked for a month for any month in which he has worked for one day for an Affiliated Employer), (4) an Employee who has not attained the age of 21, and (5) except to the extent provided in Regulations, an Employee who is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Affiliated Employer.

         1.49 TOP-PAID GROUP DETERMINATION YEAR" means the calendar year immediately preceding the calendar year for which a determination of the Employee's status as a Highly Compensated Employee or a Non-Highly Compensated Employee is being made.

         1.50 "TRUST" means the trust estate created to fund the Plan.

         1.51 "TRUSTEE" means collectively one or more persons or corporations with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any successor appointed by the Sponsor.

         1.52 "VALUATION DATE" means each business day of the Plan Year.

         1.53 "VESTING SERVICE" means service for which an Employee is entitled to receive credit under Article VIII for purposes of determining his Nonforfeitable Interest in amounts credited to his Account.


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                                   ARTICLE II

                                   ELIGIBILITY

         2.01 ELIGIBILITY REQUIREMENTS. Except as specified in this Section 2.01 or in Section 2.02 below, each Employee who has completed one year of Eligibility Service as of June 1, 2001 shall be eligible to participate in the Plan on July 1, 2001. Except as specified below, any other Employee who is employed by an Employer shall be eligible to participate in the Plan beginning on the first Entry Date (the first day of the applicable calendar quarter) after June 1, 2001 that occurs with or next follows the date on which the Employee completes one year of Eligibility Service. An Employee shall not be eligible to participate in the Plan during any period in which he is included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and the Employer shall be excluded if there has been good faith bargaining between the Employer and the Employee representatives pertaining to retirement benefits and the agreement does not require the Employer to include the Employee in the Plan. In addition, a Leased Employee shall not be eligible to participate in the Plan unless the Plan's qualified status is dependent upon coverage of the Leased Employee. An Employee who is a nonresident alien (within the meaning of section 7701(b) of the Code) and receives no earned income (within the meaning of section 911(d)(2) of the Code) from any Affiliated Employer that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) is not eligible to participate in the Plan. During any period in which an individual is classified by an Employer as an independent contractor with respect to such Employer, the individual is not eligible to participate in the Plan (even if he is subsequently reclassified by the Internal Revenue Service or a court as a common law employee of the Employer and the Employer acquiesces to the reclassification). An Employee who is a nonresident alien (within the meaning of section 7701(b) of the Code) and receives no earned income (within the meaning of section 911(d)(2) of the Code) from any Affiliated Employer that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) is not eligible to participate in the Plan. An Employee who is a nonresident alien (within the meaning of section 7701(b) of the Code) and who does receive earned income (within the meaning of section 911(d)(2) of the Code) from any Affiliated Employer that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) all of which is exempt from United States income tax under an applicable tax convention is not eligible to participate in the Plan. An Employee who is expatriated to the United States from another country is not eligible to participate in the Plan for so long as he continues to accrue deferred compensation or retirement benefits under any agreement or program to which an Affiliated Employer other than an Employer is a party. Finally, an Employee who is employed outside the United States is not eligible to participate in the Plan unless the Committee elects to permit him to participate in the Plan.

         2.02 EARLY PARTICIPATION FOR SALARY DEFERRAL CONTRIBUTION AND ROLLOVER PURPOSES. An Employee who satisfies the eligibility requirements specified in
Section 2.01 other than the service requirement shall be eligible to make Salary Deferral Contributions and Rollover Contributions to the Plan on the later of June 1, 2000 or the Entry Date (the first day of the month) next following (not coincident with) the date on which he completes an Hour of Employment.

         2.03 ELIGIBILITY UPON REEMPLOYMENT. If an Employee incurs a Separation From Service with the Employer prior to the date he initially begins participating in the Plan, he shall be eligible to begin participation in the Plan on the later of (1) the date he would have commenced participation in the Plan if he had not incurred a Separation From Service or (2) the date on which he performs an Hour of Service after his Separation From Service. Subject to
Section 2.04, once an Employee commences participation in the Plan, his eligibility to participate in the Plan shall continue until he Severs Service.

         2.04 CESSATION OF PARTICIPATION. An individual who has commenced participation in the Plan will cease participation in the Plan on the earliest of the date on which he (a) Severs Service, (b) is transferred from the employ of an Employer to the employ of an Affiliated Employer that has not adopted the Plan, (c) becomes included in a unit of employees covered by a collective bargaining agreement that does not require coverage of those employees under the Plan, (d) becomes a Leased Employee, or (e) becomes included in another classification of Employees who, under the terms of the Plan, are not eligible to participate. Under these circumstances, the Member's Account becomes frozen; he cannot contribute to the Plan or share in the allocation of any Contributions for the frozen period. However, his Account shall continue to share in any Plan income allocable to his Account during the frozen period of time.

         2.05 RECOMMENCEMENT OF PARTICIPATION. A person who previously participated in the Plan will again participate in the Plan on the day on which he becomes included in a classification of Employees that, under the terms of the Plan, is eligible to participate.

                                  ARTICLE III

                                  CONTRIBUTIONS

         3.01 SALARY DEFERRAL CONTRIBUTIONS. The Employer shall make a Salary Deferral Contribution in an amount equal to the amount by which its Members' Considered Compensation was reduced as a result of salary deferral agreements. Any such salary deferral agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust on account of the Member. Further, any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Member of the amount required to be contributed to the Trust. A Member's right to benefits derived from Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable. The maximum amount a Member may elect to reduce his Considered Compensation under his salary deferral agreement shall be determined by the Committee, in its sole discretion from time to time. In addition, the election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined by the Committee from time to time.

         3.02 MATCHING CONTRIBUTIONS. The Employer will make a Matching Contribution in an amount equal to 50 percent of the Matched Salary Deferral Contributions of all Members for the Plan Year.

         3.03 SUPPLEMENTAL CONTRIBUTIONS. The Employer shall contribute a Supplemental Contribution in an amount equal to two percent of the Considered Compensation of all Members during the Plan Year or such greater amount as shall be determined by the Employer.

         3.04 ROLLOVER CONTRIBUTIONS AND PLAN-TO-PLAN TRANSFERS. The Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those contributions and/or direct transfers must be made available to Members on a nondiscriminatory basis. For this purpose only, all Employees who are included in a classification of Employees who are eligible to participate in the Plan shall be considered to be Members of the Plan even though they may not have met the Eligibility Service requirements for eligibility. However, they shall not be entitled to elect to have Salary Deferral Contributions made or to share in Employer Contributions or forfeitures unless and until they have met the requirements for eligibility, contributions and allocations. A Rollover Contribution shall not be accepted unless it is directly rolled over to the Plan in a rollover described in section 401(a)(31) of the Code. A Member shall not be permitted to make a Rollover Contribution if the property he intends to contribute is for any reason unacceptable to the Trustee. A Member's right to benefits attributable to his Rollover Contributions made to the Plan shall be nonforfeitable.

         3.05 QNECS - EXTRAORDINARY EMPLOYER CONTRIBUTIONS. Any Employer may make a QNEC in such amount, if any, as shall be determined by it. A Member's right to benefits


                                     III-1
derived from QNECs made to the Plan on his behalf shall be nonforfeitable. In no event will QNECs be distributed before Salary Deferral Contributions may be distributed.

         3.06 RESTORATION CONTRIBUTIONS. The Employer shall, for each Plan Year, make a restoration contribution in an amount equal to the sum of (1) such amount, if any, as shall be necessary to fully restore all Matching Contribution Accounts and Supplemental Contribution Accounts required to be restored pursuant to the provisions of Section 9.02 after the application of all forfeitures available for such restorations; plus (2) an amount equal in value to the value of forfeited benefits described in and payable under Section 9.03, after the application of all forfeitures available for such restorations.

         3.07 RESTORATIVE PAYMENTS. If due to an oversight or inadvertent error an Employer fails to make a Contribution to the Plan on behalf of an Employee, as soon as administratively practicable following the Employee's discovery of the error, the Employer shall make a restorative payment to the Plan on behalf of the Employee in an amount equal to the amount of required Contributions the Employer should have made to the Plan on behalf of the Employee plus interest thereon (both determined in a manner that is consistent with then current guidance from the Department of Treasury concerning such restorative payments) after the application of forfeitures available for such restoration.

         3.08 NONDEDUCTIBLE CONTRIBUTIONS NOT REQUIRED. Notwithstanding any other provision of the Plan, no Employer shall be required to make any contribution that would be a "nondeductible contribution" within the meaning of section 4972 of the Code.

         3.09 DEADLINE FOR PAYMENT OF EMPLOYER CONTRIBUTIONS. Salary Deferral Contributions shall be paid to the Trustee in installments. The installment for each payroll period shall be paid as soon as administratively feasible. The Matching Contributions, the Supplemental Contributions and QNECs for a Plan Year shall be paid to the Trustee in one or more installments, as the Employer may from time to time determine; provided, however, that such contributions may not be paid later than the time prescribed by law (including extensions thereof) for filing the Employer's income tax return for its taxable year ending with or within such Plan Year.

         3.10 RETURN OF CONTRIBUTIONS FOR MISTAKE, DISQUALIFICATION OR DISALLOWANCE OF DEDUCTION. Subject to the limitations of section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of the Members, former Members, and their Beneficiaries and the reasonable expenses of administering the Plan except:

                  (a) any Employer Contribution made because of a mistake of fact may be repaid to the Employer within one year after the payment of the Contribution;

                  (b) all Employer Contributions are conditioned upon the Plan's initial qualification under section 401 of the Code and may be repaid to the Employer within one year after the date of denial of the initial qualification of the Plan; and


                                     III-2

                  (c) all Employer Contributions are conditioned upon their deductibility under section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions may be repaid to the Employer within one year after the disallowance.

         The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce the amount that may be repaid. All repayments of Contributions made due to a mistake of fact or with respect to which a deduction is disallowed are limited so that the balance in a Member's Account cannot be reduced to less than the balance that would have been in the Member's Account had the mistaken amount or the amount disallowed never been contributed.


                                     III-3

                                   ARTICLE IV

                      ALLOCATION AND VALUATION OF ACCOUNTS

         4.01 INFORMATION STATEMENTS FROM EMPLOYER. Upon request by the Committee, the Employer shall provide the Committee with a schedule setting forth the amount of its Salary Deferral Contribution, Supplemental Contribution, QNEC, and restoration contribution; the names of its Members, the number of years of Vesting Service of each of its Members, the amount of Considered Compensation and Annual Compensation paid to each Member, and the amount of Considered Compensation and Annual Compensation paid to all its Members. Such schedules shall be conclusive evidence of such facts.

         4.02 ALLOCATION OF SALARY DEFERRAL CONTRIBUTION. The Committee shall allocate the Salary Deferral Contribution among the Members by allocating to each Member the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement (as described in Section 3.01) and shall credit each such Member's share to his Salary Deferral Contribution Account.

         4.03 ALLOCATION OF MATCHING CONTRIBUTION. The Committee shall separately allocate the Matching Contribution made by an Employer among the Employer's Members based upon the Matched Salary Deferral Contributions of each such Member. Each Member's proportionate share shall be credited to his Matching Contribution Account.

         4.04 ALLOCATION OF SUPPLEMENTAL CONTRIBUTION. For each Plan Year, the Committee shall allocate the Supplemental Contribution made by an Employer among the Members who are employed by the Employer during the Plan Year, based upon each such Member's Considered Compensation paid by the Employer as compared to the Considered Compensation for all such Members employed by the Employer and eligible for the allocation.

         4.05 ALLOCATION OF QNEC. The Committee shall separately allocate the QNEC among the Non-Highly Compensated Employees who are Members based upon each such Member's Considered Compensation as compared to the Considered Compensation of all such Members.

         4.06 VALUATION OF ACCOUNTS. A Member's Account shall be valued at fair market value on each Valuation Date. The earnings and losses attributable to any asset in the Trust will be allocated solely to the Account of the Member on whose behalf the investment in the asset was made. In determining the fair market value of the Member's Account, the Trustee shall utilize such sources of information as it may deem reliable including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources which in the opinion of the Trustee will provide the price such assets were last traded at on a registered stock exchange; provided, however, that with respect to regulated investment company shares, the Trustee shall rely exclusively on information provided to it by the investment adviser to such funds.

         4.07 NO RIGHTS UNLESS OTHERWISE PRESCRIBED. No allocations, adjustments, credits, or transfers shall ever vest in any Member any right, title, or interest in the Trust except at the times and upon the terms and conditions herein set forth.

                                   ARTICLE V

                                    BENEFITS

         5.01 BENEFIT UPON SEPARATION FROM SERVICE. Upon his Separation From Service, a Member (or in the event the Member has died, his Beneficiary) is entitled to receive his Nonforfeitable Interest in his Account balance (reduced by any security interest held by the Plan by reason of a loan outstanding to the Member) commencing no later than the applicable deadline specified in Section 5.04.

         5.02 DISTRIBUTION METHOD AVAILABLE. The only distribution method available under the Plan is a lump sum payment in cash.

         5.03 DIRECT ROLLOVER OPTION. To the extent required under Regulations, a Distributee has the right to direct that any portion of his Eligible Rollover Distribution will be directly paid to an Eligible Retirement Plan specified by him that will accept the Eligible Rollover Distribution.

         5.04 TIME OF DISTRIBUTION. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

                  (a) DISTRIBUTION DEADLINES FOR CERTAIN MEMBERS WHO ARE AGE 70 1/2 OR OLDER. If a Member is required to receive a distribution under section 401(a)(9) of the Code, the Member must elect to receive a distribution in one lump sum or in installments which must commence by his Required Beginning Date. If installments are elected, each installment paid must be equal to or greater than the minimum required distribution under section 401(a)(9) of the Code.

                  (b) DISTRIBUTION DEADLINE FOR DEATH BENEFITS. If a Member dies before the distribution of his Plan benefit has commenced, his entire interest shall be distributed within five years after his death. This five-year deadline (as opposed to the life expectancy rule in section 401(a)(9)(B)) will apply in all cases.

                  (c) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Member's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of section 401(a)(9) of the Code.

                  (d) COMPLIANCE WITH SECTION 401(a)(9). All distributions under the Plan will be made in accordance with the requirements of section 401(a)(9) of the Code and all Regulations promulgated thereunder, including Regulations that were proposed in January of 2001 (until final Regulations are issued) but not including Regulations that were proposed prior to January of 2001.

                  (e) COMPLIANCE WITH SECTION 401(a)(14). Unless the Member otherwise elects, the payment of benefits under the Plan to the Member will begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (a) the date on which the Member attains the later of age 62 or Normal Retirement Age,
         (b) the tenth anniversary of the year in which the Member commenced participation in the Plan, or (c) the date of the Member's Separation From Service.

         5.05 CONSENT TO DISTRIBUTION UPON SEPARATION FROM SERVICE. Notwithstanding any other provision of the Plan, no benefit shall be distributed or commence to be distributed to a Member prior to his attainment of the later of age 62 or Normal Retirement Age without his consent, unless the benefit is payable immediately under Section 5.07. Any such consent shall be valid only if given not more than 90 days prior to the Member's Benefit Commencement Date and after his receipt of the notice regarding benefits described in Section 5.06.

         5.06 INFORMATION PROVIDED TO MEMBERS. Unless a Member's benefit is payable immediately under Section 5.07, the Sponsor shall provide each Member with a written explanation of the Member's right, if any, to defer receipt of the distribution and an explanation of his rights under Section 5.03. The written explanation shall be provided to a Member no less than 30 days and no more than 90 days before his Benefit Commencement Date unless he legally waives this requirement.

         5.07 IMMEDIATE PAYMENT OF SMALL BENEFIT. Notwithstanding any other provision of the Plan other than Section 5.03, if a Member's Account balance at the time of his Separation From Service is less than or equal to the Mandatory Cashout Amount, his Account balance shall be paid to him (or in the event he has died, to his Beneficiary) as soon as administratively practicable in the form of a single sum payment. The Committee is authorized to establish a default procedure whereby any Distributee who is subject to this Section 5.07 fails to make an affirmative election to make a direct rollover is deemed to have elected to receive a lump sum cash distribution of his entire Nonforfeitable Interest in his Plan benefit. However, a distribution will not be made under the default procedure unless the Distributee has received an explanation of the default procedure, as well as the notification of his direct rollover rights referred to in Section 5.06, within the time periods prescribed by law.

         5.08 DESIGNATION OF BENEFICIARY. Each Member has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Member and filed with the Committee. If no designation is on file at the time of a Member's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Member's Spouse, if living, or if not, the executor, administrator or other personal representative of the Member's estate. If a Member is considered to be married under local law, the Member's designation of any Beneficiary, other than the Member's Spouse, shall not be valid unless the spouse acknowledges in writing that she understands the effect of the Member's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgement and consent must be filed with the Committee, signed by the Spouse and at least two witnesses, one of whom must be a member of the Committee or a notary public. However, if the Spouse cannot be located or there exist other circumstances as described in sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Member's Spouse's acknowledgement and consent may be waived. If a Beneficiary other than the Member's Spouse is named, the designation shall become invalid if the Member is later determined to be married under local law, the Member's missing Spouse is located or the circumstances which resulted in the waiver of the requirement of obtaining the consent of the Member's Spouse no longer exist.

         5.09 DISTRIBUTION FOR INCAPACITATED PERSON OR A MINOR. If the Committee determines that any person to whom a payment is due is a minor or is unable to care for his affairs because of physical or mental disability, it shall have the authority to cause the payments to be made to the Spouse, parent, brother, sister or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and the Trust and the obligations of the Employer, the Trustee, the Trust and the Committee.

         5.10 DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDER. The Committee will instruct the Trustee to pay benefits in accordance with the terms of any order that has been determined, in accordance with Plan procedures, to be a Qualified Domestic Relations Order. A Qualified Domestic Relations Order may require the payment of an immediate cash lump sum to an alternate payee even if the Member is not then entitled to receive an immediate payment of Plan benefits.

         5.11 CLAIMS PROCEDURE. When a benefit is due, the Member or Beneficiary should submit a claim to the office designated by the Committee to receive claims. Under normal circumstances, the Committee will make a final decision as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and the Plan's review procedures and time limits, including a statement of the claimant's right to bring a civil action under section 502(a) of ERISA.

         If a Member's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application can include any arguments, written comments, documents, records, and other information relating to the claim for benefits. In addition, the claimant is entitled to receive on request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, "relevant" means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan's administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations. The Committee must take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and a statement of the claimant's right to bring an action under section 502(a) of ERISA If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

                                   ARTICLE VI

                       IN-SERVICE DISTRIBUTIONS AND LOANS

         6.01 IN-SERVICE FINANCIAL HARDSHIP DISTRIBUTIONS.

                  (a) General. Prior to his Separation From Service, a Member is entitled to receive a distribution from his Salary Deferral Contribution Account (except for income credited to his Salary Deferred Contribution Account), his Rollover Account, his Nonforfeitable Interest in his Matching Contribution Account and his Nonforfeitable Interest in his Supplemental Contribution Account in the event of an immediate and heavy financial need incurred by the Member and the Committee's determination that the withdrawal is necessary to alleviate that hardship.

                  (b) Permitted Reasons for Financial Hardship Withdrawals. A distribution shall be made on account of financial hardship only if the distribution is for: (1) Expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's Spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code, (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member, (3) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his Spouse, children, or dependents (as defined in section 152 of the Code), or (4) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence.

                  (c) Amount. A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Member and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer. The amount of a Member's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

                  (d) Suspension of Participation in Certain Benefit Programs. The Member's hardship distribution shall terminate his right to have the Employer make any Salary Deferral Contributions on his behalf until the next time Salary Deferral Contributions are permitted after the lapse of 12 months following the hardship distribution and his timely filing of a written request to resume his Salary Deferral Contributions. In addition, for 12 months after he receives a hardship distribution from the Plan, the Member is prohibited from making elective contributions and employee contributions to or under all other qualified and nonqualified plans of deferred compensation maintained by the Employer. However, the Member is not prohibited from making contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

                  (e) Resumption of Salary Deferral Contributions. When the Member resumes Salary Deferral Contributions, he cannot have the Employer make any Salary Deferral Contributions in excess of the limit in section 402(g) of the Code for that taxable year reduced by the amount of Salary Deferral Contributions made by the Employer on the Member's behalf during the taxable year of the Member in which he received the hardship distribution.

                  (f) Order of Withdrawals. Financial hardship distributions will be made in the following order: First withdrawals will be made from the Member's Supplemental Contribution Account, then from his Matching Contribution Account, then from his Rollover Account, and finally, from his Salary Deferral Contribution Account. A Member shall not be entitled to receive a financial hardship distribution of any amount credited to his QNEC Account, or of any income that is allocable or credited to his Member's Salary Deferral Contribution Account.

                  (g) Method of Payment. Distributions pursuant to this Section
         6.01 will be paid in lump sums in cash.

         6.02 IN-SERVICE AGE 59 1/2 DISTRIBUTIONS. Prior to his Separation From Service, a Member may withdraw part or all of his Nonforfeitable Interest in his Account balance on or after the date that he attains age 59 1/2. Distributions pursuant to this Section 6.02 will be paid in lump sums in cash.

         6.03 LOANS. The Committee may direct the Trustees to make a loan to a Member who is an Employee, or to a Beneficiary who is a "party in interest" within the meaning of ERISA. The Committee will be responsible for administering the Plan loan program. The Committee is authorized to adopt Plan loan procedures. All loans will comply with the following requirements:

                  (a) All loans will be made solely from the Member's or Beneficiary's Account.

                  (b) Loans will be available on a nondiscriminatory basis to all Beneficiaries who are "parties in interest" within the meaning of ERISA, and to all Members who are Employees.

                  (c) Loans will not be made for less than $1,000.00.

                  (d) The maximum amount of a loan may not exceed the lesser of
         (1) $50,000.00 reduced by the person's highest outstanding loan balance from the Plan during the preceding one-year period, or (2) one-half of the person's Nonforfeitable Interest in his Account balance determined as of the date on which the loan is approved by the Committee.

                  (e) Any loan from the Plan will be evidenced by a note or notes (signed by the person applying for the loan) having such maturity, bearing such rate of interest, and containing such other terms as the Committee will require by uniform and nondiscriminatory rules consistent with this Section and proper lending practices.

                  (f) All loans will bear a reasonable rate of interest which will be established by the Committee.

                  (g) Each loan will be fully secured by a pledge of the borrowing person's Account balance. No more than 50 percent of the person's Account balance (determined immediately after the origination of the loan) will be considered as security for any loan.

                  (h) Generally, the term of the loan will not be more than five years. The Committee may agree to a longer term only if such term is otherwise reasonable and the proceeds of the loan are to be used to acquire a dwelling which will be used within a reasonable time (determined at the time the loan is made) as the principal residence of the borrowing person.

                  (i) The terms of each Plan loan agreement will require substantially level amortization of the loan (with payments not less frequently than quarterly) over the term of the loan. However, the level amortization requirement will not apply for a period, not longer than one year (or such longer period as may apply under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA")) that an eligible borrower is on a bona fide leave of absence, either without pay from the Employer or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan. However, the loan (including interest that accrues during the leave of absence) must be repaid by the five-year loan maturity deadline specified in paragraph (h) above (unless the loan was a home loan described in paragraph (h) above), and the amount of the installments due after the leave ends (or, if earlier, after the first anniversary of the leave or such longer period as may apply under USERRA) must not be less than the amount required under the terms of the original loan.

                  (j) No amount that is pledged as collateral for a Plan loan to a Member will be available for distribution or withdrawal before the Member has fully repaid his loan.

                  (k) All interest payments made pursuant to the terms of the loan agreement will be credited to the borrowing person's Account and will not be considered as general earnings of the Trust to be allocated to other Members.

                  (l) A Member may have no more than one Plan loan outstanding at any time.

                                  ARTICLE VII

                                     VESTING

         A Member always has a fully Nonforfeitable Interest in amounts credited to his Salary Deferral Contribution Account, his QNEC Account and his Rollover Account. A Member has a fully Nonforfeitable Interest in amounts credited to his Matching Contribution Account and his Supplemental Contribution Account when he
(1) attains his Normal Retirement Age on or prior to his Separation From Service, (2) incurs a Separation From Service due to death or (3) incurs a Separation From Service due to Disability. Prior to the occurrence of any of the three events listed in the preceding sentence, a Member has a Nonforfeitable Interest in amounts credited to his Matching Contribution Account and his Supplemental Contribution Account determined in accordance with the following vesting schedule:

            IF THE MEMBER HAS COMPLETED THE FOLLOWING NUMBER OF              HIS NONFORFEITABLE INTEREST
                         YEARS OF VESTING SERVICE                                        IS
         ----------------------------------------------------------     ------------------------------------
                            Less than one year                                       0 percent

                           One but less than two                                    20 percent

                          Two but less than three                                   40 percent

                         Three but less than four                                   60 percent

                          Four but less than five                                   80 percent

                               Five or more                                        100 percent

         Except as specified in this Article, subject to the possible application of Section 12.06 or Section B.2.3 of Appendix B, a Member has no Nonforfeitable Interest in amounts credited to his Matching Contribution Account or his Supplemental Contribution Account. To the extent that a Member does not have a Nonforfeitable Interest in amounts credited to his Matching Contribution Account or his Supplemental Contribution Account, he has a Forfeitable Interest in amounts credited to such accounts.


                                     VII-1

                                  ARTICLE VIII

                     ELIGIBILITY SERVICE AND VESTING SERVICE

         8.01 ELIGIBILITY SERVICE. For the purpose of determining eligibility to participate in the Plan, an Employee will earn one year of Eligibility Service if he completes 1,000 Hours of Employment during a Computation Period. The Computation Period is merely a measurement period during which an Employee must earn 1,000 Hours of Employment in order to be credited with one year of Eligibility Service. There is no requirement that the entire 12-month Computation Period must elapse before the Employee may be credited with one year of Eligibility Service. Initially, an Employee's Computation Period is the 12-month period commencing on the date on which he first completes an Hour of Employment. If the Employee does not complete 1,000 Hours of Employment during the 12-month period commencing on the date on which he first completes an Hour of Employment, his Computation Period shall then shift to the Plan Year in which occurs the first anniversary of the date on which he first completes an Hour of Employment. Thereafter, the Employee's Computation Periods shall be succeeding Plan Years.

         8.02 VESTING SERVICE. For purposes of determining an Employee's nonforfeitable interest in his Account balance, an Employee shall receive credit for Vesting Service commencing on the date the Employee first performs an Hour of Service and ending on his Severance From Service Date. If an Employee Severs Service he shall recommence earning Vesting Service when he again performs an Hour of Service. If an Employee performs an Hour of Service within 12 months after he Severs Service, the intervening Period of Severance shall be counted as a Period of Service for vesting purposes. Subject to Section 8.03, when determining an Employee's Vesting Service, all Periods of Service, whether or not completed consecutively, shall be aggregated. In aggregating Vesting Service, 365 days of Vesting Service shall be counted as one year of Vesting Service. No fractional years shall be counted for purposes of vesting.

         8.03 DISREGARD OF CERTAIN SERVICE. If an Employee incurs a Separation From Service at a time when he does not have a nonforfeitable interest in a portion of his Account balance and his Period of Severance continues for a continuous period of five years or more, the Period of Service completed by the Employee before the Period of Severance shall not be taken into account for Vesting Service purposes if his Period of Severance equals or exceeds his Period of Service, whether or not consecutive, completed before the Period of Severance.

         8.04 SPECIAL RULES FOR MATERNITY OR PATERNITY ABSENCES. Except as specified below, the period of time between (a) the first anniversary of the first day of a Maternity or Paternity Absence of an Employee and (b) the second anniversary of the first day of the absence shall not be counted as a Period of Severance or as Eligibility Service or Vesting Service. However, if the Employee returns to active employment with an Affiliated Employer prior to the expiration of twelve months following the earlier of (1) the date of his Separation From Service or (2) the second anniversary of the first day of his Maternity or Paternity Absence, he shall be granted Eligibility Service and Vesting Service for the entire period of his Maternity or Paternity Absence.


                                     VIII-1

         8.05 DEFINITION OF HOUR OF EMPLOYMENT. An Hour of Employment for purposes of the Plan shall be each hour (1) for which an Employee is either directly or indirectly paid or entitled to payment by the Affiliated Employer for the performance of duties; (2) for which an Employee is either directly or indirectly paid or entitled to payment by the Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence; or (3) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Affiliated Employer; provided, however, that the same Hours of Employment shall not be credited both under clause (1) or clause (2) and this clause (3). Solely for purposes of clause (2) of the preceding sentence, (1) no more than 501 Hours of Employment shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (2) Hours of Employment shall not be credited if payment therefor is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and (3) Hours of Employment shall not be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee. The number of Hours of Employment to be credited with respect to a payment which is made or due on account of a period during which an Employee performs no duties shall be determined with reference to whether or not a payment is calculated on the basis of units of time. Except as otherwise provided below, with respect to such a payment made or due which is calculated on the basis of units of time, the number of Hours of Employment to be credited shall be the number of regularly scheduled hours included in the units of time on the basis of which payment is calculated. With respect to a payment made or due which is not calculated on the basis of units of time, the number of Hours of Employment to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed. For purposes of the preceding sentence, (1) if an Employee's compensation is determined on the basis of an hourly rate, such hourly rate shall be the Employee's most recent hourly rate of compensation, (2) if an Employee's compensation is determined on the basis of a fixed rate for specified periods of time other than hours, the Employee's hourly rate of compensation shall be the Employee's most recent rate of compensation for a specified period of time divided by the number of hours regularly scheduled for the performance of duties during such period of time and (3) if an Employee's compensation is not determined on the basis of a fixed rate for specified periods of time, then the Employee's hourly rate of compensation shall be the lowest hourly rate of compensation paid to employees in the same job classification as that of the Employee or, if no employees in the same job classification have the same hourly rate, the minimum wage as established from time to time under section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended. Notwithstanding the above, an Employee shall not be credited on account of a period during which no duties are performed with a number of Hours of Employment which is greater than the number of hours regularly scheduled for the performance of duties during such period. For purposes of this paragraph, an Employee without a regular work schedule shall be deemed to regularly work a 40-hour week, 8-hour day, or such other representative period (determined by the Committee and announced to employees) which reflects the average hours worked by the employee, or by other employees in the same job classification, provided the method used to calculate the average


                                     VIII-2
number of hours worked during such period is consistently applied with respect to all Employees within the same reasonably defined job classifications.

         Except as otherwise provided below, Hours of Employment shall be credited to the above-described computation period(s) in which duties are performed. With respect to Hours of Employment for which an Employee is either directly or indirectly paid or entitled to payment by an Employer on account of a period of time during which no duties are performed, (1) hours of service credited to the Employee on account of a payment which is calculated on the basis of units of time shall be credited to the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; and (2) Hours of Employment credited to an Employee by reason of a payment which is not calculated on the basis of units of time shall be credited to the computation period in which the period during which no duties are performed occurs, or if the period during which no duties are performed extends beyond one computation period, such Hours of Employment shall be allocated between not more than the first two computation periods on any reasonable basis which is consistently applied with respect to all employees within the same reasonably defined job classifications. Hours of Employment for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer shall be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement or payment is made. For purposes of this paragraph, if Hours of Employment are to be credited to an Employee in connection with a period of no more than 31 days which extends beyond one computation period, all such hours may be credited to the first or second computation period provided all Employees within the same reasonably defined job classifications are consistently treated similarly.

         8.06 SERVICE CREDIT REQUIRED BY FEDERAL LAW. An Employee will be granted credit for Eligibility Service and Vesting Service for time he is not actively performing services for an Affiliated Employer to the extent required under federal law.

         8.07 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Eligibility Service and Vesting Service.


                                     VIII-3

                                   ARTICLE IX

                          FORFEITURES AND RESTORATIONS

         9.01 FORFEITURE ON TERMINATION OF PARTICIPATION.

                  (a) If as a result of his Separation From Service a Member receives (or is deemed to receive under Section 6.02) a distribution of his entire Nonforfeitable Interest in his Matching Contribution Account and his Supplemental Contribution Account not later than the end of the second Plan Year following the Plan Year in which his Separation From Service occurs, the remaining amounts credited to his Matching Contribution Account and his Supplemental Contribution Account will be immediately forfeited upon the distribution.

                  (b) If a Member's Forfeitable Interest is not forfeited pursuant to Section 9.01(a), his Forfeitable Interest in amounts credited to his Matching Contribution Account and his Supplemental Contribution Account will be permanently forfeited (with no right of reinstatement under Section 9.02) on the later of the date of his Separation From Service or the date on which he has incurred a Period of Severance of five consecutive years.

         9.02 RESTORATION OF FORFEITED AMOUNTS. If a Member who forfeited any portion of amount credited to his Matching Contribution Account and his Supplemental Contribution Account pursuant to the provisions of Section 9.01(a) subsequently performs an Hour of Service, then the following provisions shall apply:

                  (a) Repayment Requirement. The Member's Matching Contribution Account and Supplemental Contribution Account balances shall be restored if he repays to the Trustee the full amount of any distribution from his Matching Contribution Account and his Supplemental Contribution Account with respect to which the forfeiture arose prior to the earlier of (1) the date on which he incurs a Period of Severance of five years commencing after his distribution, or (2) the fifth anniversary of the first date on which the Member subsequently performs his first Hour of Service after his Separation From Service. A person who is deemed to have received a distribution under Section 6.02 (because he had no Nonforfeitable Interest in amounts credited to his Matching Contribution Account and his Supplemental Contribution Account) will be deemed to have repaid amounts credited to his Matching Contribution Account and his Supplemental Contribution Account upon his reemployment if he is reemployed before the earlier of the dates specified in clauses (1) and
         (2) in the preceding sentence.

                  (b) Amount Restored. The amount to be restored under the preceding provisions of this Section 9.02 shall be the dollar value of the Member's Matching Contribution Account and Supplemental Contribution Account balances, both the amount distributed and the amount forfeited. The Member's Matching Contribution Account and Supplemental Contribution Account balances shall be restored as soon as administratively practicable after the later of the date the Member first performs an Hour of Service after his Separation From Service or the date on which any required repayment is completed. No distribution shall be made to a Member as a result of a prior Separation From Service after the restoration of such account balances has been effectuated.

                  (c) No Other Basis for Restoration. Except as otherwise provided above, a Member's Account balance shall not be restored after it has been forfeited pursuant to Section 9.01.

         9.03 FORFEITURES BY LOST MEMBERS OR BENEFICIARIES. If a person who is entitled to a distribution cannot be located during a reasonable search after the Trustee has initially attempted making payment, his Account balance shall be forfeited. However, if at any time prior to the termination of the Plan and the complete distribution of the Trust Fund, the missing former Member or Beneficiary files a claim with the Committee for the forfeited Account balance, that Account balance shall be reinstated (without adjustment for income and losses during the forfeited period) effective as of the date of the receipt of the claim.

         9.04 APPLICATION OF FORFEITURES. Forfeitures under the Plan for a Plan Year shall be applied in satisfaction of some or all of the Employer's contribution or restorative payment obligations under the Plan for the Plan Year. Any remaining forfeitures under the Plan for a Plan Year shall be used to pay Plan administrative expenses for the Plan Year.

                                   ARTICLE X

                              INVESTMENT ELECTIONS

         10.01 INVESTMENT FUNDS ESTABLISHED. It is contemplated that the assets of the Plan shall be invested in such categories of assets as may be determined from time to time by the Committee and announced and made available on an equal basis to all Members. In accordance with procedures established by the Committee, each Member may designate the percentage of his Matching Contribution Account, QNEC Account, Rollover Contribution Account and Salary Deferral Contribution Account to be invested in each investment fund available under the Plan.

         10.02 ELECTION PROCEDURES ESTABLISHED. The Committee shall, from time to time, establish rules to be applied in a nondiscriminatory manner as to all matters relating to the administration of the investment of funds including, but not limited to, the following:

                  (a) the percentage of a Member's Account as it exists, from time to time, that may be transferred from one fund to another and the limitations based on amounts, percentages, time, or frequency, if any, on such transfers;

                  (b) the percentage of a Member's future contributions, when allocated to his Account, that may be invested in any one or more funds and the limitations based upon amounts, percentages, time, or frequency, if any, on such investments in various funds;

                  (c) the procedures for making investment elections and changing existing investment elections;

                  (d) the period of notice required for making investment elections and changing existing investment elections;

                  (e) the handling of income and change of value in funds when funds are in the process of being transferred between investment funds and to investment funds; and

                  (f) all other matters necessary to permit the orderly operation of investment funds within the Plan.

When the Committee changes any previous applicable rule, it shall state the effective time of the change and the procedures for complying with any such change. Any change shall remain effective until such date as stated in the change, or if none is stated, then until revoked or changed in a like manner.

                                   ARTICLE XI

                       ADOPTION OF PLAN BY OTHER EMPLOYERS

         11.01 ADOPTION PROCEDURE. Any business organization may, with the approval of the Board, adopt the Plan by:

                  (a) a certified resolution or consent of the board of directors of the adopting Employer or an executed adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument; and

                  (b) providing all information required by the Committee and the Trustee.

         11.02 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of the Plan. However, neither the adoption of the Plan and the Trust by an Employer nor any act performed by it in relation to the Plan and the Trust shall ever create a joint venture or partnership relation between it and any other Employer.

         11.03 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Members employed by the Employers that adopt the Plan shall be commingled for investment purposes. All assets in the Trust shall be available to pay benefits to all Members employed by any Employer.

         11.04 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of the Plan and the Trust by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust that are applicable to it and that the Plan and Trust continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Members covered by that adoption.

                                  ARTICLE XII

                            AMENDMENT AND TERMINATION

         12.01 RIGHT TO AMEND AND LIMITATIONS THEREON. The Sponsor has the sole right to amend the Plan. An amendment may be made by a resolution of the Board, a resolution of the Compensation Committee of the Board, or by an instrument in writing executed by an authorized officer of the Sponsor. The amendment must describe the nature of the amendment and its effective date. No amendment shall:

                  (a) vest in an Employer any interest in the Trust;

                  (b) cause or permit the Trust assets to be diverted to any purpose other than the exclusive benefit of the present or future Members and their Beneficiaries except under the circumstances described in Section 3.09;

                  (c) decrease the Account of any Employee, or eliminate an optional form of payment in violation of section 411(d)(6) of the Code;

                  (d) increase substantially the duties or liabilities of the Trustee without its written consent; or

                  (e) change the vesting schedule to one which would result in the Member's Nonforfeitable Interest in amounts credited to his Account (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) being less than his Nonforfeitable Interest computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any other way that affects the computation of the Member's Nonforfeitable Interest, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Member who has earned at least three years of Vesting Service as of the date of the amendment or change shall have his Nonforfeitable Interest computed under the Plan without regard to the amendment or the change if that results in a higher Nonforfeitable Interest.

         Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it receives a copy of the amendment. A rejection shall constitute a withdrawal from the Plan by that Employer unless the Sponsor acquiesces to the rejection.

         12.02 MANDATORY AMENDMENTS. The Contributions of each Employer to the Plan are intended to be:

                  (a) deductible under the applicable provisions of the Code;

                  (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;


                                      XII-1

                  (c) except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

                  (d) excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

         The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

         12.03 WITHDRAWAL OF EMPLOYER UPON ITS REJECTION OF AN AMENDMENT. An Employer may withdraw from the Plan and the Trust if the Sponsor does not acquiesce in the Employer's rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The Committee shall then determine the portion of the Trust assets that is attributable to the Members employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor trustee when it receives a designation of the successor from the withdrawing Employer.

         The determination of the Committee, in its sole discretion, of the portion of the Trust assets that is attributable to the Members employed by the withdrawing Employer shall be final and binding upon all parties; and, the Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Members employed by that Employer and their Beneficiaries, and the successor trustee.

         12.04 TERMINATION OF PARTICIPATION IN THE PLAN. An Employer may terminate its participation in the Plan by executing and delivering to the Sponsor a notice of termination of participation which specifies the date of the termination of participation.

         12.05 TERMINATION OF PLAN. The Sponsor may completely terminate the Plan and the Trust with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination which specifies the date of termination.

         12.06 PARTIAL OR COMPLETE TERMINATION OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Without regard to any other provision of the Plan, if there is a partial or total termination of the Plan or there is a complete discontinuance of the Employer's Contributions, each of the affected Members shall immediately have a 100 percent Nonforfeitable Interest in his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Member's Account beginning with the Plan Year for which they were resumed.


                                      XII-2

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.01 PLAN NOT AN EMPLOYMENT CONTRACT. The maintenance of the Plan and the Trust is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         13.02 BENEFITS PROVIDED SOLELY FROM TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

         13.03 ASSIGNMENTS PROHIBITED. No principal or income payable or to become payable from the Trust shall be subject to anticipation or assignment by a Member or by a Beneficiary to attachment by, interference with, or control of any creditor of a Member or Beneficiary; or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or Beneficiary prior to its actual receipt by the Member or Beneficiary. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust, any part of it, or any interest in it by a Member or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of the Trust itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Member or Beneficiary of the Trust, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Member or Beneficiary for any cause whatsoever. These prohibitions against the alienation of a Member's Account shall not apply to a Qualified Domestic Relations Order or to a voluntary revocable assignment of benefits not in excess of ten percent of the amount of any payment from the Plan if such assignment complies with Regulations issued under section 401(a)(13) of the Code. Further, these prohibitions shall not apply to any offset of a Member's benefit under the Plan against an amount that the Member is ordered or required to pay to the Plan if
(a) the order or requirement to pay (1) arises under a judgment of conviction for a crime involving the Plan, (2) arises under a civil judgment (including a consent order or decree) entered by a court in an action in connection with an alleged violation of part 4 of subtitle B of title I of ERISA, or (3) is pursuant to a settlement agreement between the Secretary of Labor and the Member in connection with an alleged violation of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person and (b) the judgment, order, decree or settlement agreement expressly provides for the offset of all or a part of the amount ordered or required to be paid to the Plan against the Member's benefits provided under the Plan.

         13.04 REQUIREMENTS UPON MERGER OR CONSOLIDATION OF PLANS. The Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Member would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).


                                     XIII-1

         13.05 GENDER OF WORDS USED. If the context requires it, words of one gender when used in the Plan shall include the other gender, and words used in the singular or plural shall include the other.

         13.06 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         13.07 REEMPLOYED VETERANS. The requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 will be complied with in the operation of the Plan in the manner permitted under section 414(u) of the Code. Notwithstanding any other provision of the Plan, Contributions, Eligibility Service and Vesting Service with respect to a person who has engaged in qualified military service will be provided in accordance with section 414(u) of the Code.

         13.08 LIMITATIONS ON LEGAL ACTIONS. No person may bring an action pertaining to the Plan or the Trust until he has exhausted his administrative claims and appeal remedies identified in Section 5.11. Further, no person may bring an action pertaining to a claim for benefits under the Plan or the Trust following 120 days after the Committee's final denial of his claim for benefits.

         13.09 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the United States unless the specific matter in question is governed by state law in which event the laws of the State of Texas shall apply.


                                     XIII-2

         IN WITNESS WHEREOF, Kaneb Services LLC has caused this Agreement to be executed this ______ day of __________, 2001, in multiple counterparts, each of which shall be deemed to be an original, to be effective the 1st day of June, 2001, except for those provisions which have an earlier effective date provided by law, or as otherwise provided under applicable provisions of the Plan.



                                       KANEB SERVICES LLC



                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                   APPENDIX A

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                              PART A.1 DEFINITIONS

         DEFINITIONS. As used herein the following words and phrases have the meaning attributed to them below:

         A.1.1 "ACTUAL CONTRIBUTION RATIO" means the ratio of Section 401(m) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year. For this purpose, Annual Compensation for any portion of the Plan Year in which the Employee was not an eligible Employee (as defined in Section A.2.4) will not be taken into account.

         A.1.2 "ACTUAL DEFERRAL PERCENTAGE" means, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year.

         A.1.3 "ACTUAL DEFERRAL RATIO" means the ratio of Section 401(k) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year. For this purpose, Annual Compensation for any portion of the Plan Year in which the Employee was not an eligible Employee (as defined in Section A.2.3) will not be taken into account.

         A.1.4 "ANNUAL ADDITIONS" means the sum of the following amounts credited on behalf of a Member for the Limitation Year: (a) Employer contributions, (b) Employee contributions and (c) forfeitures. Excess 401(k) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution. Excess Deferrals that are timely distributed as set forth in Section A.3.1 will not be treated as Annual Additions.

         A.1.5 "CONTRIBUTION PERCENTAGE" means, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year.

         A.1.6 "CURRENT PLAN YEAR" means the Plan Year for which the applicable discrimination test under section 401(k) or section 401(m) is being performed.

         A.1.7 "EXCESS AGGREGATE 401(M) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section A.2.3.

         A.1.8 "EXCESS AMOUNT" means the excess of the Annual Additions credited to the Member's Account for the Limitation Year over the Maximum Permissible Amount.

         A.1.9 "EXCESS DEFERRAL" means the aggregate amount of a Member's Salary Deferral Contributions and other elective deferral contributions described in Section A.2.1 in excess of the limitation specified in Section A.2.1, or the aggregate amount of the Member's Salary Deferral Contributions that the Member timely notifies the Committee under Section A.2.1 exceeds the limitation in section 402(g) of the Code.

         A.1.10 "EXCESS 401(k) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(k) Contributions actually paid to the Trustee on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section A.2.2.

         A.1.11 "LIMITATION YEAR" means the calendar year. All qualified plans maintained by any Affiliated Employer must use the same Limitation Year. If the Limitation Year is changed to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         A.1.12 "MAXIMUM PERMISSIBLE AMOUNT" means the lesser of (a) the dollar limitation in effect under section 415(c)(1)(A) of the Code for the Limitation Year, or (b) 25 percent of the Member's Annual Compensation for the Limitation Year. The Annual Compensation limitation referred to in clause (b) of the immediately preceding sentence shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419(A)(f)(2) of the Code) that is otherwise treated as an Annual Addition under section 415(l)(1) or section 419(A)(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the dollar limitation in effect under section 415(c)(1)(A) of the Code multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

         A.1.13 "PRECEDING PLAN YEAR" means the Plan Year immediately preceding the Current Plan Year.

         A.1.14 "SECTION 401(k) CONTRIBUTIONS" means the sum of Salary Deferral Contributions made on behalf of the Member during the Plan Year, and QNECs that the Employer elects to have treated as section 401(k) Contributions pursuant to section 401(k)(3)(d)(ii) of the Code.

         A.1.15 "SECTION 401(m) CONTRIBUTIONS" means the sum of Matching Contributions made on behalf of the Member during the Plan Year and other amounts that the Employer elects to have treated as Section 401(m) Contributions pursuant to section 401(m)(3)(B) of the Code. However, Matching Contributions and Salary Deferral Contributions that the Employer could otherwise elect to have treated as Section 401(m) Contributions are not Section 401(m) Contributions to the extent that they are used to enable the Plan to satisfy the minimum contribution requirements of section 416 of the Code.

                     PART A.2 LIMITATIONS ON CONTRIBUTIONS

         A.2.1 DOLLAR LIMITATION UPON SALARY DEFERRAL CONTRIBUTIONS. The maximum Salary Deferral Contribution that a Member may elect to have made on his behalf during a calendar year may not, when added to his elective deferrals under other plans or arrangements which are both (1) described in sections 401(k), 403(b), 408(k) and 408(p)(2) of the Code and (2) either (a) maintained by an Affiliated Employer or (b) maintained by an entity that is not an Affiliated Employer but the Member satisfies the notification requirements of this Section A.2.1, exceed the amount of the limitation in effect under section 402(g)(1) of the Code for the Member's taxable year beginning in such calendar year. The Employer shall notify the Committee no later than April 1 following the calendar year in which Excess Deferrals are made that Excess Deferrals have been made on behalf of a Member taking into account only elective deferrals to plans maintained by Affiliated Employers. The Member may notify the Committee, in writing, no later than April 1 following the calendar year in which the deferrals were made, of the amount of deferrals the Member made to the Plan in excess of the limitation of section 402(g) of the Code, taking into account the Plan and plans that are not maintained by Affiliated Employers. Such amount shall be treated as an Excess Deferral. For purposes of applying the requirements of Section A.2.2, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with Section A.3.1. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees in violation of this Section A.2.1 are not to be taken into account under Section A.2.2.

         A.2.2 LIMITATION BASED UPON ACTUAL DEFERRAL PERCENTAGE. The Actual Deferral Percentage for eligible Highly Compensated Employees for the Current Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the Preceding Plan Year (except for the first Plan Year, in which case the reference to the Preceding Plan Year shall be deemed to be a reference to the Current Plan Year) which meets either of the following tests:

                  (1) the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

                  (2) the excess of the Actual Deferral Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Current Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If the Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in the Plan and the other plans shall be treated as one plan for purposes of this Section. If any Member who is a Highly Compensated Employee is a participant in any other cash or deferred arrangements of the Employer, when determining the deferral percentage of such Member, all such cash or deferred arrangements are treated as one cash or deferred arrangement.

         Notwithstanding the foregoing, an individual who is not a Highly Compensated Employee and who has not satisfied the minimum age and service requirements of Section 410(a)(1)(A) will not be treated as an eligible Employee for purposes of this Section A.2.2 if the Sponsor elects to apply section 410(b)(4)(3) of the Code in determining whether the Plan meets the requirements of section 401(k)(3) of the Code.

         A Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it relates to Considered Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Section 401(k) Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose a Section 401(k) Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Section 401(k) Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Section 401(k) Contribution relates.

         Failure to correct Excess 401(k) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan's cash or deferred arrangement to be disqualified for the Plan Year for which the Excess 401(k) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a ten percent excise tax on the amount of Excess 401(k) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         A.2.3 LIMITATION BASED UPON CONTRIBUTION PERCENTAGE. The Contribution Percentage for eligible Highly Compensated Employees for the Current Plan Year must bear a relationship to the Contribution Percentage for all other eligible Employees for the Preceding Plan Year (except for the first Plan Year, in which case the reference to the Preceding Plan Year shall be deemed to be a reference to the Current Plan Year) which meets either of the following tests:

                  (1) the Contribution Percentage of the eligible Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by 1.25; or

                  (2) the excess of the Contribution Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Contribution Percentage of the eligible Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by two.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions for all or part of the Plan Year. Except as provided below, an Employee who would be eligible to receive an allocation of Matching Contributions but for his election not to participate is an eligible Employee. An

Employee who would be eligible to receive an allocation of Matching Contributions but for the limitations on his Annual Additions imposed by section 415 of the Code or because he has made a withdrawal is an eligible Employee.

         Notwithstanding the foregoing, an individual who is not a Highly Compensated Employee and who has not satisfied the minimum age and service requirements of section 410(a)(1)(A) of the Code will not be treated as an eligible Employee for purposes of this Section A.2.4 if the Sponsor elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(m)(2) of the Code.

         If no Section 401(m) Contributions are made on behalf of an eligible Employee, the Actual Contribution Ratio that shall be included for him in determining the Contribution Percentage is zero.

         If the Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the Plan and those plans are to be treated as one plan. The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Affiliated Employer to which employee or matching contributions are made is calculated by treating all the plans in which the Employee is eligible to participate as one plan. However, plans that are not permitted to be aggregated under Regulation section 1.410(m)-1(b)(3)(ii) are not aggregated for this purpose.

         A Matching Contribution will be taken into account under this Section for a Plan Year only if (1) it is allocated to the Employee's Account as of a date within the Plan Year, (2) it is paid to the Trust no later than the end of the 12-month period beginning after the close of the Plan Year, and (3) it is made on behalf of an Employee on account of his Salary Deferral Contributions for the Plan Year.

         At the election of the Employer, a Member's Salary Deferral Contributions, and QNECs made on behalf of the Member during the Plan Year shall be treated as Section 401(m) Contributions that are Matching Contributions provided that the conditions set forth in Regulation section 1.401(m)-1(b)(5) are satisfied. Salary Deferral Contributions may not be treated as Matching Contributions for purposes of the contribution percentage test set forth in this Section unless such contributions, including those taken into account for purposes of the test set forth in this Section, satisfy the actual deferral percentage test set forth in Section A.2.3. Moreover, Salary Deferral Contributions and QNECs may not be taken into account for purposes of the test set forth in this Section to the extent that such contributions are taken into account in determining whether any other contributions satisfy the actual deferral percentage test set forth in Section A.2.2. Finally, Salary Deferral Contributions and QNECs may be taken into account for purposes of the test set forth in this Section only if they are allocated to the Employee's Account as of a date within the Plan Year being tested within the meaning of Regulation section 1.401(k)-1(b)(4).

         Failure to correct Excess Aggregate 401(m) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan to fail to be qualified for the Plan Year for which the Excess Aggregate 401(m) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a ten percent excise tax on the amount of Excess Aggregate 401(m) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         A.2.4 ADDITIONAL TEST IN THE EVENT OF MULTIPLE USE OF THE ALTERNATIVE LIMITATION. If the second alternative permitted in Sections A.2.2 and A.2.3 is used for both the actual deferral percentage test and the contribution percentage test the following additional limitation on Salary Deferral Contributions shall apply. The Actual Deferral Percentage plus the Contribution Percentage of the eligible Highly Compensated Employees cannot exceed the greater of (a) or (b), where

         (a) is the sum of:

                  (1) 1.25 times the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the Preceding Plan Year, and

                  (2) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year or (y) two times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the Preceding Plan Year; and

         (b) is the sum of:

                  (1) 1.25 times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the Preceding Plan Year, and

                  (2) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Plan Year or (y) two times the greater of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees for the Preceding Plan Year.

   PART A.3 CORRECTION PROCEDURES FOR CONTRIBUTIONS IN EXCESS OF LIMITATIONS

         A.3.1 EXCESS DEFERRAL FAIL SAFE PROVISION. Excess Deferrals as adjusted by any earnings or losses, will be distributed from the Plan to the Member no later than April 15 following the Member's taxable year in which the Excess Deferral was made. The income allocable to the Excess Deferrals for the taxable year of the Member shall be determined by multiplying the income for the taxable year of the Member allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the amount of the Excess Deferrals made on behalf of the Member for the taxable year. The denominator of the fraction is the Member's total Salary Deferral Account balance as of the beginning of the taxable year plus the Member's Salary Deferral Contributions for the taxable year.

         A.3.2 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE PROVISION. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation set forth in Section A.2.2. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year (a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those contributions as calculated in the specific manner required by Section A.3.5) shall be distributed or (b) the Employer may make a QNEC which it elects to have treated as a Section 401(k) Contribution.

         The amount of Excess 401(k) Contributions to be distributed shall be determined in the following manner.

         First, the Committee will determine the aggregate amount of Excess 401(k) Contributions as follows. The Committee will determine how much the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such Actual Deferred Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferred Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Deferral Percentage Test, only the lesser reduction may be made. Second, this process is repeated until the Actual Deferral Percentage Test is satisfied. The amount of Excess 401(k) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

         Then, the total amount of Excess 401(k) Contributions shall be distributed on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method." The Salary Deferral Contributions of the Highly Compensated Employee with the greatest dollar amount of Salary Deferral Contributions and other contributions treated as Section 401(k) Contributions for the Plan Year are reduced by the amount required to cause that Highly Compensated Employee's Salary Deferral Contributions to equal the dollar amount of the Salary Deferral Contributions and other contributions treated as Section 401(k) Contributions for the Plan Year of the Highly Compensated Employee with the next highest dollar amount. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser deduction, when added to the total dollar amount already distributed under this Section A.3.2 would equal the total Excess 401(k) Contributions, the lesser reduction shall be distributed. This process shall be continued until the amount of the Excess 401(k) Contributions have been distributed.

         QNEC's will be treated as Section 401(k) Contributions only if: (a) the conditions described in Regulation section 1.401(k)-1(b)(5) are satisfied and
(b) they are allocated to Members' Accounts as of a date within that Plan Year and are actually paid to the Trust no later than the end of the 12-month period immediately following the Plan Year to which the contributions relate. If the Employer makes a QNEC that it elects to have treated as a Section 401(k) Contribution, the Contribution will be in an amount necessary to satisfy the Actual Deferral Percentage test and will be allocated first to those Non-Highly Compensated Employees who had the lowest Actual Deferral Ratio. The Excess 401(k) Contributions of Highly Compensated Employees will not be recharacterized to the extent that the recharacterized amounts would exceed the Contribution Percentage as determined prior to applying the Contribution Percentage limitations.

         Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

         A.3.3 CONTRIBUTION PERCENTAGE FAIL SAFE PROVISION. If the limitation set forth in Section A.2.3 would be exceeded for any Plan Year, any one or more of the following corrective actions shall be taken before the close of the following Plan Year as determined by the Committee in its sole discretion: (a) the amount of the Excess Aggregate 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the manner set forth in Section A.3.5) shall be either distributed, or forfeited to the extent they are not vested or (b) the Employer may make a QNEC which it elects to have treated as a Section 401(m) Contribution. Forfeitures of Excess Aggregate 401(m) Contributions shall be allocated to Members who are Non-Highly Compensated Employees as if such Contributions were additional Matching Contributions for the Plan Year.

         The amount of Excess Aggregate 401(m) Contributions to be distributed shall be determined in the following manner.

         First, the Committee will determine the aggregate amount of Excess Aggregate 401(m) Contributions as follows. The Committee will determine how much the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would have to be reduced to satisfy the Actual Contribution Percentage Test or cause such Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Contribution Percentage Test, only this lesser reduction may be made. Second, this process is repeated until the Actual Contribution Percentage Test is satisfied. The amount of Excess Aggregate 401(m) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

         Then, the total amount of Excess Aggregate 401(m) Contributions shall be distributed on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method." The Matching Contributions of the Highly Compensated Employee with the greatest dollar amount of Matching Contributions and other contributions treated as
Section 401(m) Contributions for the Plan Year are reduced by the amount required to cause that Highly Compensated Employee's Matching Contributions and other contributions treated as Section 401(m) Contributions for the Plan Year to equal the dollar amount of Matching Contributions and other contributions treated as Section 401(m) Contributions for the Plan Year of the Highly Compensated Employee with the next highest dollar amount. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this Section

A.3.3., would equal the total Excess Aggregate 401(m) Contributions, the lesser reduction amount shall be distributed. This process shall be continued until the amount of the Excess Aggregate 401(m) Contributions have been distributed.

         The corrective actions take under this Section A.3.3 must satisfy the requirements of section 401(a)(4) of the Code. After correction, each level of Matching Contributions must be currently and effectively available to a group of employees that satisfies the minimum coverage requirements of section 410(b) of the Code. A method under which employee contributions are distributed to highly compensated employees to the extent necessary to meet the requirements of section 401(m)(2) while matching contributions attributable to such employee contributions remain allocated to the employee's account will not meet the requirement of section 401(a)(4).

         A.3.4 ALTERNATIVE LIMITATION FAIL SAFE. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the alternative limitation would be exceeded. If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage or Contribution Percentage of the eligible Highly Compensated Employees, or a combination of both, shall be reduced by distributions made in the manner described in the Regulations. These distributions shall be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions.

         A.3.5 INCOME ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS AND EXCESS AGGREGATE 401(m) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(k) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(k) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(k) Contributions as of the beginning of the Plan Year plus the Member's Section 401(k) Contributions for the Plan Year. The income allocable to Excess Aggregate 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess Aggregate 401(m) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Member's Section 401(m) Contributions for the Plan Year.

                       PART A.4 LIMITATION ON ALLOCATIONS

         A.4.1 BASIC LIMITATION ON ALLOCATIONS. The Annual Additions which may be credited to a Member's Account under the Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's Account for the same Limitation Year under any other qualified defined contribution plans maintained by any Affiliated Employer. If the Annual Additions with respect to the Member under such other qualified defined contribution plans are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Account under the Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated under the Plan will be reduced so that the Annual

Additions under all qualified defined contribution plans maintained by any Affiliated Employer for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other qualified defined contribution plans in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under the Plan for the Limitation Year.

         A.4.2 ESTIMATION OF MAXIMUM PERMISSIBLE AMOUNT. Prior to determining the Member's actual Annual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Member's Annual Compensation for such Limitation Year, uniformly determined for all Members similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Member's actual Annual Compensation for such Limitation Year.

         A.4.3 ATTRIBUTION OF EXCESS AMOUNTS. If a Member's Annual Additions under the Plan and all other qualified defined contribution plans maintained by an Affiliated Employer result in an Excess Amount, the total Excess Amount shall be attributed to the Plan.

         A.4.4 TREATMENT OF EXCESS AMOUNTS. If an Excess Amount attributed to the Plan is held or contributed as a result of or because of (a) the allocation of forfeitures, (b) reasonable error in estimating a Member's Considered Compensation, (c) reasonable error in calculating the maximum Salary Deferral Contribution that may be made with respect to a Member under section 415 of the Code or (d) any other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the Excess Amount shall be reduced as follows:

                  (1) First, the Excess Amount shall be reduced to the extent necessary by distributing to the Member all Salary Deferral Contributions together with their earnings. These distributed amounts are disregarded for purposes of the testing and limitations contained in this Appendix A.

                  (2) Second, if the Member is still employed by the Employer at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including any allocation of forfeitures) under the Plan for such Member in the next Limitation Year, and for each succeeding Limitation Year, if necessary.

                  (3) If, after application of paragraph (b) of this Section, an Excess Amount still exists, and the Member is not still employed by the Employer at the end of the Limitation Year, then such Excess Amounts in the Member's Account shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including allocation of any forfeitures), for all remaining Members in the next Limitation Year and each succeeding Limitation Year if necessary.

                  (4) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any Employer Contribution may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Members or former Members. If the Plan is terminated while a suspense account described in this Section is in existence, the amount in such suspense account shall revert to the Employer(s) to which it is attributable.

                                   APPENDIX B

                             TOP-HEAVY REQUIREMENTS

                              PART B.1 DEFINITIONS

         DEFINITIONS. As used herein, the following words and phrases have the meaning attributed to them below:

         B.1.1 "AGGREGATE ACCOUNTS" means the total of all Account balances derived from Employer Contributions and Rollover Contributions.

         B.1.2 "AGGREGATION GROUP" means (a) each plan or any Affiliated Employer in which a Key Employee is a Member and (b) each other plan of the Employer or any Affiliated Employer which enables any plan in (a) to meet the requirements of either section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of section 401(a)(4) and 410 of the Code with that plan being taken into account.

         B.1.3 "DETERMINATION DATE" means for a given Plan Year the last day of the preceding Plan Year or in the case of the first Plan Year the last day of that Plan Year.

         B.1.4 "KEY EMPLOYEE" means an Employee or former or deceased Employee or Beneficiary of an Employee who at any time during the Plan Year or any of the four preceding Plan Years is (a) an officer of any Affiliated Employer having Annual Compensation greater than 50 percent of the annual addition limitation of section 415(b)(1)(A) of the Code for the Plan Year, (b) one of the ten employees having Annual Compensation from an Employer or any Affiliated Employer of greater than 100 percent of the annual addition limitation of section 415(c)(1)(A) of the Code for the Plan Year and owning or considered as owning (within the meaning of section 318 of the Code) the largest interest in any Affiliated Employer, treated separately, (c) a Five Percent Owner of any Affiliated Employer, treated separately, or (d) a one percent owner of any Affiliated Employer, treated separately, having Annual Compensation from any Affiliated Employer of more than $150,000.00. For this purpose no more than 50 employees or, if fewer, the greater of three employees or ten percent of the employees shall be treated as officers. Section 416(i) of the Code shall be used to determine percentage of ownership. For the purpose of the test set out in (b) above, if two or more employees have the same interest in an Employer, the employee with the greater Annual Compensation from the Affiliated Employer shall be treated as having the larger interest.

         B.1.5 "NON-KEY EMPLOYEE" means any Employee who is not a Key Employee.

         B.1.6 "ONE PERCENT OWNER" means a person who is a one percent owner as defined in section 416(i) of the Code.

         B.1.7 "TOP-HEAVY PLAN" means any plan which has been determined to be top-heavy under the test described in Appendix B of the Plan.

                              PART B.2 APPLICATION

         B.2.1 APPLICATION. The requirements described in this Appendix B shall apply to each Plan Year that the Plan is determined to be a Top-Heavy Plan.

         B.2.2 TOP-HEAVY TEST. If on the Determination Date the Aggregate Accounts of Key Employees in the Plan exceed 60 percent of the Aggregate Accounts of all Employees in the Plan, the Plan shall be a Top-Heavy Plan for that Plan Year. In addition, if the Plan is required to be included in an Aggregation Group and that group is a top-heavy group, the Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group which contains the Plan, plus (b) the total of all of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group (which contains the Plan) is more than 60 percent of a similar sum determined for all employees covered in the Aggregation Group which contains the Plan.

         In applying the above tests, the following rules shall apply:

                  (1) in determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan during the five-year period ending on the Determination Date;

                  (2) all rollover contributions made after December 31, 1983 by the Employee to the Plan shall not be considered by the Plan for either test;

                  (3) if an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for another prior Plan Year, his Account shall not be considered; and

                  (4) benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending upon the Determination Date.

         B.2.3 VESTING RESTRICTIONS IF PLAN BECOMES TOP-HEAVY. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan, he shall either vest under each of the normal vesting provisions of the Plan or under the following vesting schedule, whichever is more favorable:

                                                                                HIS NONFORFEITABLE INTEREST IN
                                                                                  HIS MATCHING CONTRIBUTION
IF THE MEMBER HAS COMPLETED THE                                                  ACCOUNT AND HIS SUPPLEMENTAL
FOLLOWING NUMBER OF YEARS OF VESTING SERVICE                                        CONTRIBUTION ACCOUNT IS
--------------------------------------------                                    ------------------------------
Less than two years                                                                           0 percent
Two years but less than three years                                                          20 percent
Three years but less than four years                                                         40 percent
Four years but less than five years                                                          60 percent
Five years but less than six years                                                           80 percent
Six years or more                                                                           100 percent

If the Plan ceases to be a Top-Heavy Plan, this requirement shall no longer apply. After that date, the normal vesting provisions of the Plan shall be applicable to all subsequent Contributions by the Employer.

         B.2.4 MINIMUM CONTRIBUTIONS IF PLAN BECOMES TOP-HEAVY. If the Plan is a Top-Heavy Plan and the normal allocation of the Employer Contribution and forfeitures is less than three percent of any Non-Key Employee Member's Annual Compensation, the Committee, without regard to the normal allocation procedures, shall allocate the Employer Contribution and the forfeitures among the Members who are in the employ of the Employer at the end of the Plan Year in proportion to each Member's Annual Compensation as compared to the total Annual Compensation of all Members for that Plan Year until each Non-Key Employee Member has had an amount equal to the lesser of (a) the highest rate of Contribution applicable to any Key Employee, or (b) three percent of his Annual Compensation allocated to his Account. At that time, any more Employer Contributions or forfeitures shall be allocated under the normal allocation procedures described earlier in the Plan. Salary Deferral Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions made on behalf of Non-Key Employees are not included for that purpose. Amounts that may be treated as Section 401(k) Contributions made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as Section 401(k) Contributions for purposes of the Actual Deferral Percentage test.

         In applying this restriction, the following rules shall apply:

                  (1) Each Employee who is eligible for membership (without regard to whether he has made mandatory contributions, if any are required, or whether his compensation is less than a stated amount) shall be entitled to receive an allocation under this Section; and

                  (2) All defined contribution plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the three percent maximum; this required aggregation shall not apply if the Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and the Plan enables that defined benefit plan to meet the requirements of sections 401(a)(4) or 410 of the Code.

         B.2.5 DISREGARD OF GOVERNMENT PROGRAMS. If the Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to the tax on self-employment income), Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law.

                                   APPENDIX C

                           ADMINISTRATION OF THE PLAN

         C.1 APPOINTMENT, TERM, RESIGNATION, AND REMOVAL. The Board shall appoint an Committee of no fewer than two persons, the members of which shall serve until their resignation, death, or removal. The Sponsor shall notify the Trustee in writing of its composition from time to time. Any member of the Committee may resign at any time by giving written notice of such resignation to the Sponsor. Any member of the Committee may be removed by the Board, with or without cause. Vacancies in the Committee arising by resignation, death, removal, or otherwise shall be filled by such persons as may be appointed by the Board.

         C.2 POWERS. The Committee shall have exclusive responsibility for the administration of the Plan, according to the terms and provisions of this document, and shall have all powers necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

                  (a) to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions thereof, provided such rules and regulations are evidenced in writing;

                  (b) to construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof made in good faith and without discrimination in favor of or against any Member shall be final and conclusive on all parties at interest;

                  (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all parties at interest, and its judgment in such matters shall be final and conclusive as to all parties at interest;

                  (d) to select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan, and any agent, firm, or employee so selected by the Committee may be a disqualified person, but only if the requirements of section 4975(d) of the Code have been met;

                  (e) to resolve all questions relating to the eligibility of Employees to become Members, and to determine the period of Vesting Service and the amount of Considered Compensation with respect to which the benefits of each Member shall be calculated;

                  (f) to resolve all controversies relating to the administration of the Plan, including but not limited to (1) differences of opinion arising between the Employer and a Member or former Member, and (2) any questions it deems advisable to determine in order to promote the uniform and nondiscriminatory administration of the Plan for the benefit of all parties at interest;

                  (g) to direct and instruct or to appoint an investment manager or managers which would have the power to direct and instruct the Trustee in all matters relating to the preservation, investment, reinvestment, management, and disposition of the Trust.

                  (h) to direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine a Member's or former Member's entitlement to a benefit should he appeal a denial of his claim for a benefit or any portion thereof; and

                  (i) to delegate such of its clerical and recordation duties under the Plan as it may deem necessary or advisable for the proper and efficient administration of the Plan.

         C.3 ORGANIZATION. The Committee shall select from among its members a chairman, who shall preside at all of its meetings, and shall select a secretary, without regard as to whether that person is a member of that Committee, who shall keep all records, documents, and data pertaining to its supervision of the administration of the Plan.

         C.4 QUORUM AND MAJORITY ACTION. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at any meeting will decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         C.5 SIGNATURES. The chairman, the secretary, and any one or more of the members of the Committee to which the Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by such member or members as representing the action of the Committee until the Committee files with the Trustee a written revocation of that delegation of power.

         C.6 DISQUALIFICATION OF COMMITTEE MEMBERS. A member of the Committee who is also a Member of the Plan shall not vote or act upon any matter relating solely to himself, unless he is the sole member of the Committee.

         C.7 DISCLOSURE TO MEMBERS. The Committee shall make available to each Member and Beneficiary for his examination such records, documents, and other data as are required under ERISA, but only at reasonable times during business hours. No Member or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary, and the Committee shall not be required to make any data or records available other than those required by ERISA.

         C.8 STANDARD OF PERFORMANCE. The Committee and each of its members shall use the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and ERISA.

         C.9 LIABILITY OF COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager, or any Member who directs the investment of his Account or other agent appointed by the Committee except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. No member of the Committee shall be liable for any act or omission on his own part except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. In this connection, each provision hereof is severable and if any provision is found to be void as against public policy, it shall not affect the validity of any other provision hereof.

         Further, it is specifically provided that the Trustee may, at the direction of the Committee, purchase out of the Trust assets hereof insurance for the members of the Committee and any other fiduciaries appointed by the Committee, and for the Trust itself to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed by them under the Plan, provided such insurance permits recourse by the insurer against the members of the Committee or the other fiduciaries concerned in the case of a breach of a fiduciary obligation by one or more members of the Committee or other fiduciary covered thereby.

         C.10 BONDING. No member of the Committee shall be required to give bond for the performance of his duties hereunder unless required by a law which cannot be waived.

         C.11 COMPENSATION. The Committee shall serve without compensation for their services, but shall be reimbursed by the Employers for all expenses properly and actually incurred in the performance of their duties under the Plan unless the Employers elect to have such expenses paid out of the Trust assets.

         C.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm, or other entity may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as a successor trustee and as a member of the Committee.

         C.13 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan within the meaning of ERISA shall be the Sponsor. The Sponsor shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any federal or state law, or any regulations promulgated thereunder.

         C.14 NAMED FIDUCIARY. The members of the Committee shall be the "named fiduciary" for purposes of section 402(a)(1) of ERISA, and as such shall have the authority to control and manage the operation and administration of the Plan, except to the extent such authority and control are allocated or delegated to other parties pursuant to the terms of the Plan.

         C.15 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits; the authority to decide any appeal; the authority to review and correct the actions of any prior administrative committee; and all of the rights, powers, and authorities specified in this Appendix C and elsewhere in the Plan. Notwithstanding any provision of law or any explicit or implicit provision of the Plan, or any action taken, or ruling or decision made, by the Committee in the exercise of any of its powers and authorities under the Plan will be final and conclusive as to all parties other than the Sponsor or Trustee, including without limitation all Members and Beneficiaries, regardless of whether the Committee or one or more members thereof may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Committee will be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

          C.16 INDEMNIFICATION OF THE BOARD AND THE COMMITTEE BY THE SPONSOR. The Sponsor shall indemnify and hold harmless the Board, the Committee, the Board members, the Committee members, and any Employees of an Employer to whom the Committee has allocated or delegated its responsibilities in accordance with the provisions hereof, as well as any other fiduciary who is also an officer, director, or Employee of an Employer, and hold each of them harmless from and against all claims, loss, damages, expense, and liability arising from their responsibilities in connection with the administration of the Plan which is not otherwise paid or reimbursed by insurance, unless the same shall result from their own willful misconduct.

                                   APPENDIX D

                                     FUNDING

         D.1 BENEFITS PROVIDED SOLELY BY TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

         D.2 FUNDING OF PLAN. The Plan shall be funded by one or more separate Trusts. If more than one Trust is used, each Trust shall be designated by the name of the Plan followed by a number assigned by the Committee at the time the Trust is established.

         D.3 INCORPORATION OF TRUST. Each Trust is a part of the Plan. All rights or benefits which accrue to a person under the Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with the Plan.

         D.4 AUTHORITY OF TRUSTEE. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, are in his or its separate possession. No other Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of the Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of the Plan.

         D.5 ALLOCATION OF RESPONSIBILITY. To the fullest extent permitted under section 405 of ERISA, the agreements entered into between the Employer and each of the Trustees shall be interpreted to allocate to each Trustee its specific responsibilities, obligations and duties so as to relieve all other Trustees from liability either through the agreement, Plan or ERISA, for any act of any other Trustee which results in a loss to the Plan because of his act or failure to act.

         D.6 TRUSTEE'S FEES AND EXPENSES. The Trustee shall receive for its services as Trustee hereunder the compensation which from time to time may be agreed upon by the Sponsor and the Trustee. All of such compensation, together with the expenses incurred by the Trustee in connection with the administration of this Trust, including fees for legal services rendered to the Trustee, all other charges and disbursements of the Trustee, and all other expenses of the Plan shall be charged to and deducted from the Trust assets, unless the Sponsor elects in writing to have any part or all of such compensation, expenses, charges, and disbursements paid directly by the Sponsor. The Trustee shall deduct from and charge against the Trust assets any and all taxes paid by it which may be levied or assessed upon or in respect of the Trust hereunder or the income thereof, and shall equitably allocate the same among the several Members.

                                      D-1